Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act No. 811-07168

Hennessy BP Energy Fund

Investor Class HNRGX | Institutional Class HNRIX

September 6, 2019

Supplement to the Statutory Prospectus dated February 28, 2019

Effective as of September 5, 2019, Trip Rodgers is no longer a Portfolio Manager of the Hennessy BP Energy Fund. Effective as of the same date, Benton Cook has been added as a Portfolio Manager of the Hennessy BP Energy Fund.

As a result, the “Portfolio Managers” section for the Hennessy BP Energy Fund is replaced in its entirety as follows:

Portfolio Managers

Toby Loftin, Benton Cook, CFA, and Tim Dumois are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Loftin has served as a Portfolio Manager of the Fund since its inception. Mr. Cook has served as a Portfolio Manager of the Fund since September 2019. Mr. Dumois has served as a Portfolio Manager of the Fund since February 2017 and previously served as a Senior Analyst of the Fund from January 2014 to February 2017.

In addition, in the section “Portfolio Managers Employed by Sub‑Advisors” under the heading “Management of the Funds,” the paragraph titled “Trip Rodgers” is deleted in its entirety while the paragraph titled “Benton Cook” is replaced in its entirety as follows:

Benton Cook, CFA, has served as a Portfolio Manager of the Hennessy BP Energy Fund since September 2019 and of the Hennessy BP Midstream Fund since June 2017. Prior to joining BP Capital, Mr. Cook was a Portfolio Manager with Mariner Investment Group from 2016 to 2017 and a Portfolio Manager with A.G. Hill Partners from 2009 to 2015.

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